                                                                    EXHIBIT 10.3
                             CAPEX PROMISSORY NOTE
                             ---------------------

$500,000                                                    As of June 13, 1997


          FOR VALUE RECEIVED, the undersigned, Cardiac Control Systems, Inc., hereby promises to pay to Coast Business Credit, a division of Southern Pacific Thrift & Loan Association, ("Lender"), or order, at 12121 Wilshire Blvd., Suite 1111, Los Angeles, California, or at such other address as the holder may specify in writing, the principal sum of Five Hundred Thousand Dollars ($500,000.00) or so much as shall have been drawn by the undersigned pursuant to the terms of the Agreement (as defined below), plus interest in the manner and upon the terms and conditions set forth below. This CAPEX Promissory Note ("Note") is made pursuant to that certain Loan and Security Agreement of even date between the undersigned and Lender (collectively the "Agreement"), the provisions of which are incorporated herein by this reference. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Agreement.

          1.0  Rate and Payment of Interest
               ----------------------------

          This Note shall bear interest on the unpaid principal balance hereof from time to time out-standing at a rate equal to the "Prime Rate" (as hereinafter defined) plus 2.25% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. As used herein, the term "Prime Rate" shall mean the actual "Reference Rate" or the substitute therefor of Bank of America NT & SA whether or not that rate is the lowest interest rate charged by said bank. The interest rate applicable to this Note shall be adjusted monthly, as of the first day of each month, and the interest rate charged during each month shall be based on the highest Prime Rate in effect during said month. If the Prime Rate is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate of corporate loans at large U.S. money center banks. Accrued interest shall be payable monthly, commencing on June 30, 1997, and continuing on the last day of each succeeding month.

          Principal of, and interest on, this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

          2.0  Schedule of Principal Payments
               ------------------------------

          Subject to the provisions of Section 4.0 below, principal under this Note shall be due and payable in accordance with the following schedule:

          a. Subject to Section 2.0(b) below, equal successive monthly installments of principal based on a forty-eight month amortization beginning on July 31, 1997 and continuing on the last day of each month thereafter; and

          b. A final installment of all unpaid principal plus accrued and unpaid interest and charges on the earlier of (i) June 30, 2001, or (ii) the date the Agreement is terminated by either party for any reason whatsoever.

          3.0  Prepayment
               ----------

          Prepayment may be made under this Note in whole or in part subject to the prepayment charge, as set forth in the Agreement. All prepayments shall be
applied in the inverse   order of maturity of payments.

          4.0  Holder's Right of Acceleration
               ------------------------------

          If the Agreement is terminated for any reason whatsoever, the entire remaining principal balance and all accrued and unpaid interest and other fees and charges with respect to this Note shall, at Coast's option, become due and payable on the effective date of termination.

          5.0  Holder's Rights upon Default
               ----------------------------

          In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or event of default occurs under the Loan Agreement or any other present or future instrument, document, or agreement between Borrower and Coast, Coast may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, and without limiting Coast's other rights and remedies, in the event any installment of principal or interest is not paid in full on or before the date due, Borrower agrees that it would be impracticable or extremely difficult to fix the actual damages resulting therefrom to Coast, and therefore the Borrower agrees immediately to pay to Coast an amount equal to 5% of the installment (or portion thereof) not paid, as liquidated damages, to compensate Coast for the internal administrative expenses in administering the default. Without limiting the foregoing, and without limiting Coast's other rights and remedies, in the event any installment of interest is not paid on or before the date due, it shall thereafter bear like interest as the principal of this Note. The acceptance of any installment of principal or interest by Coast after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of Coast to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

          All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder, to the extent permitted under the Agreement, shall be applied against principal payments in the inverse order of maturity. Coast shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder in its sole discretion.

          6.0  Additional Rights of Holder
               ---------------------------

          If any installment of principal or interest hereunder is not paid when due, the holder shall have, in addition to the rights set forth herein, in the Agreement and under law, the right to compound interest by adding the unpaid interest to principal, with such amount thereafter bearing interest at the rate provided in this Note.

          7.0  General Provisions
               ------------------

               7.1 If this Note is not paid when due or upon the occurrence of an Event of Default, the undersigned further promises to pay all costs of collection, foreclosure fees, and reasonable attorneys' fees incurred by the holder, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Agreement.

               7.2 The undersigned hereby consents to any and all renewals, replacements and/or extensions of time for payment of this Note before, at or after maturity.

               7.3 The undersigned hereby consents to the acceptance, release or substitution of security for this Note.

               7.4 Presentment for payment, notice of dishonor, protest and notice of protest are hereby expressly waived.

               7.5 In no event whatsoever shall the interest rate and other charges charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that the payee hereunder has received interest in excess of the highest rate applicable hereto, the payee shall promptly refund such excess amount to the undersigned and the provisions hereof shall be deemed amended to provide for such permissible rate.

               7.6 No delay or omission on the part of the holder of this Note in exercising any right shall operate as a waiver thereof or of any other right.

               7.7 A waiver by the holder of this Note upon any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

               7.8 Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective.

               7.9 This Note cannot be changed, modified, amended or terminated orally.

               7.10 This Note shall be governed by the laws of the State of California, without reference to the principles of conflicts of laws thereof.

          8.0  Security for the Note
               ---------------------

          This Note is secured by the Collateral described in the Agreement and in that certain Mortgage of even date and is subject to all of the terms and conditions thereof, including, but not limited to, the remedies specified therein.

          IN WITNESS WHEREOF, this Note has been executed and delivered as of the date first set forth above.

                                   CARDIAC CONTROL SYSTEMS, INC.

                                   By: /s/ Alan J. Rabin
                                      --------------------------------

                                   Its: President CEO
                                       -------------------------------